EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Ketdarina Corp. (the “Company”) on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Martin Doan, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin Doan
Martin Doan Chief Executive Officer (Principal Executive Officer)

Dated: October 27, 2015

In connection with the annual report of Ketdarina Corp. (the “Company”) on Form 10-K for the year ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Nguyen Ho Nam, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nguyen Ho Nam
Nguyen Ho Nam Chief Financial Officer (Principal Financial Officer)

Dated: October 27, 2015